UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2013

ECO  BUILDING  PRODUCTS,  INC.
(Exact Name of Registrant as Specified in its Charter)

Colorado	000-53875	20-8677788
(State of Organization)	(Commission File Number)	(I.R.S. Employer)

909 West Vista Way, Vista, CA 92083
 (Address of Principal Executive Offices)

760-732-5826
(Registrants Telephone Number, including area code)

 n/a
(Former Name or Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Yea.

On September 19, 2013, Eco Building Products, Inc. (the “Company”) filed a certificate of amendment with the Colorado Secretary of State, amending the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 500,000,000 shares to 2,000,000,000 shares. The Amendment to the Articles of Incorporation was approved at the Company’s Special Meeting on September 24, 2013(the “Meeting”), as described in Item 5.07 below.

Item 5.07  Submission of Matters to a Vote of Security Holders.

On September 24, 2013, the Company held the Meeting.  At the Meeting, the stockholders voted on the following three (3) proposals and cast their votes as described below.  These matters are described in detail in the Company’s definitive proxy statement for the Meeting, which was filed with the Securities and Exchange Commission on August 27, 2013.

Proposal 1 — Increase in Authorized Shares.

The stockholders approved and adopted an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized shares of common stock from 500,000,000 to 2,000,000,000 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

328,209,982	36,245,730	612,493	--

Proposal 2 — Amendment to the Company’s Articles of Incorporation to authorize a class of undesignated or “blank check” preferred stock, consisting of up to 500,000,000 authorized shares.

The stockholders approved and adopted an amendment to the Company’s Articles of Incorporation to authorize a class of undesignated or “blank check” preferred stock, consisting of up to 500,000,000 authorized shares based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

149,077,575	21,391,436	2,148,262	--

Proposal 3 — Amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a reverse split ratio of up to 1-for-20, as determined by the Company’s board of directors.

The stockholders approved and adopted an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a reverse split ratio of up to 1-for-20, as determined by the Company’s board of directors based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

338,097,373	26,658,852	505,525	--

Item 9.01  Financial Statements and Exhibits.

d) Exhibits

Exhibit
Number	Description of Exhibits
3.1	Articles of Amendment increasing the authorized shares of common stock to 2,000,000,000 shares, par value $0.001.
3.2	Amendment to the Company’s Articles of Incorporation to authorize a class of undesignated or “blank check” preferred stock, consisting of up to 500,000,000 authorized shares

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO BUILDING PRODUCTS, INC

Date: September 27, 2013	By:	/s/ Steve Conboy
Steve Conboy
Chief Executive Officer